Exhibit 99.7

Header of all slides
[Logo] Microsemi

                                    more than solutions - enabling possibilities
                                                       Analyst Day | 11/7/2001 |
                                                        http://www.microsemi.com

Slide 1

Microsemi LED Opportunity
Managing Light
Steve Litchfield, Business Development, Director
Paul Pickle, Product Marketing Manager, DC-DC Products

Slide 2

MSCC LED Opportunity
 .  Blue/White LED Market Opportunity
   -  24% CAGR for the InGaN market through 2005
   - Emergence of Blue/White applications in mobile devices growing rapidly . Why Microsemi chose LED market? Market need! NEGLECTED end-users
   - No system solutions, lack of unique drive techniques, packaging/heat issues
   - Epoxy degradation, reliability problems, discoloration, inconsistency, etc.

Revenue ($ Millions)
                                   2000    2001   2002    2003    2004     2005    CAGR
-----------------------------------------------------------------------------------------
Illumination                         40      56     87     134     201      291
Automotive                          282     338    385     440     485      558
Signs                               392     597    784     990    1130     1185
Backlight                           324     416    554     707     885     1041
Signals                              34      42     55      74      82       95
Electronic Equip                    148     179    218     247     280      293
Total                              1220    1628   2083    2592    3063     3463

                                   2000    2001   2002    2003    2004     2005    CAGR
-----------------------------------------------------------------------------------------
InGaN                               739     974   1272    1599    1911     2192   24.30%

InGaN by Segment                   2000    2001   2002    2003    2004     2005    CAGR
-----------------------------------------------------------------------------------------
Illumination                         25      37    59      98     148      217     53.90%
Automotive                          110     123   131     138     143      159      7.70%
Signs                               193     287   383     481     529      550     23.30%
Backlight                           292     378   511     662     840     1001     27.90%
Signals                              28      34    44      56      60       66     19.10%
Electronic Equip                     92     115   143     165     190      199     16.80%
Units                              1327    1884  2657    3645    4820     6257     36.40%
Total                               740     974  1271    1600    1910     2192     24.30%

Illumination
Units(M)                    37            58      99     179     292     466
ASP($)                    0.68          0.64    0.61    0.55    0.51    0.47
ASP decline rate                        -5.9%   -4.7%   -9.8    -7.3%   -7.8%
Revenue($M)                 25            37      59      98     148     217
Revenue growth rate       48.0%         59.5%           66.1%   51.0%   46.6%

Auto Interior
Units(M)                   269           331     387     447     515     639
ASP($)                    0.48          0.43    0.38    0.34    0.29    0.26
ASP decline rate         -10.4%                -11.6%  -10.5%  -14.7%  -10.3%
Revenue($M)                110           123     131     138     143     159
Revenue growth rate       11.8%          6.5%            5.3%    3.6%   11.2%

Full Color Signs
Units(M)                   322           532     806    1150    1490    1821
ASP($)                     0.6          0.54    0.48    0.42    0.36     0.3
ASP decline rate                       -10.0%  -11.1%  -12.5%  -14.3%  -16.7%
Revenue($M)                193           287     383     481     529     550
Revenue growth rate       48.7%         33.4%   25.6%   10.0%    4.0%

Backlight
Units(M)                   470           647     920    1278    1752    2367
ASP($)                    0.66          0.61    0.56     0.5    0.44    0.37
ASP decline rate                        -7.6%   -8.2%   10.7%  -12.0%  -15.9%
Revenue($M)                292           378     511      662    840    1001
Revenue growth rate                     29.5%   35.2%   29.5%   26.9%   19.2%

Traffic Signals
Units(M)                    46            62      86     119     140     167
ASP($)                     0.6          0.55    0.51    0.47    0.43     0.4
ASP decline rate                        -8.3%   -7.3%  -7.8%   -8.5%   -7.0%
Revenue($M)                 28            34      44      56      60      66
Revenue growth rate                     21.4%   29.4%   27.3%    7.1%   10.0%

Electronic Equipment
Units(M)                   184           255     358     471     632     796
ASP($)                     0.5          0.45     0.4    0.35     0.3    0.25
ASP decline rate                       -10.0%  -11.1%  -12.5%  -14.3%  -16.7%
Revenue($M)                 92           115     143     165     190     199
Revenue growth rate                     25.0%   24.3%   15.4%   15.2%    4.7%
Total Units                858
Total Revenue($M)

Slide 3

InGaN Market
 . TAM: $450mm `01
 . Market Share
 . Growth 24% CAGR
  - Backlight 28%
  - Luminescence 54%

  HB LED Lamp         Revenue    Share    % Blue/   HB LED Die Mfg  Total/mo  Total blue/  Total blue/
   Revenue by           ($M)               Green    Volume (top4)     (M)      green/mo      green/yr
    Supplier
-------------------   -------    -----    -------   --------------  --------  -----------  -----------
Nichia                  269       22%       80%     Nichia             70          80%         840
Toyoda Gosei            166       14%       70%     Toyoda Gosei       60          70%         720
Citizen Electronics     106        9%       80%     Cree               60         100%         720
Stanley Electric         75        6%       40%     Osram              25         100%         300
Matsushita Electric      43        4%       50%
Toshiba                  34        3%       30%
Sharp                    12        1%       30%
Agilent/Lumileds        177       15%       10%
AXT                       5        0%       80%
Osram                   179       15%       80%
Taiwan(3Co.)            137       11%       30%
Other                    17        1%       30%

                                                    [color graphic of LED Lamp Revenue by Region]
                                                    Japan             705          59%
                                                    Europe            179          15%
                                                    US                182          15%

Slide 4
Microsemi's  LED Market
1  Mobile applications (TAM: $500 mm `02)
   - PDAs, Cell phones, Internet appliances
   - Convergence in industry of PDA and phones
2  Automotive applications (TAM: $131 mm `02)
   - Auto PC, backlighting, displays, map lights, etc
3  Luminescence (TAM: $59 mm `02)


InGaN by Segment              2000      2001      2002      2003      2004       2005       CAGR
--------------------------------------------------------------------------------------------------
Backlight                      292       378       511       662       840       1001       27.90%
Automotive                     110       123       131       138       143        159        7.70%
Illumination                    25        37        59        98       148        217       53.90%
Signs                          193       287       383       481       529        550       23.30%
Signals                         28        34        44        56        60         66       19.10%
Electronic Equip                92       115       143       165       190        199       16.80%
Units                         1327      1884      2657      3645      4820       6257       36.40%
Total                          338       473       629       800       927       1032       24.30%

Slide 5

What sets us apart?
 . Experience Driving Light
  -  History
     --  Patented digital dimming for CCFL solutions
     --  Solved temperature problems for automotive customers
     --  Solved power efficiency problems for mobile customers on battery life
  -  Dominant products on CCFL
     --  50% more efficient than comparable technologies
     --  Reduce component count by half
  -  Total engineered system level solution
     --  No one in the market understands the system
     -- Maximized expertise is power management, packaging, and drive architecture
 . Packaging Expertise
  -  Biggest problem today in LEDs is HEAT
     --  We have packaging technology to get heat out of the package
     -- Competition doesn't understand this, and disconnected- who's job is it? -- Discrete devices that we have decades of experience with dealing heat dissipation
[picture of three Optomites for Large Area LEDs]
[picture of discrete component]
[picture of four electronic components]

Slide 6

CCFL vs. LED System Cost

Lamp - $2.00                    LED- $8.00
     -  70nits (3"screen)          -  70nits (8 LEDs)
     -  550 mW                     -  8 LEDs (650mW)
 .    Driver- $5.00              .  Driver- $1.25
 .    Light pipe- $1.00          .  Light pipe + diffuser- $1.25
 .    Display-                   .  Display-Possible reduction
Constraints                     Additional Gains- $ X
   Noise                           Form factor
   Fragile                         Ruggedness
   Power consumption               Power consumption
TOTAL- $7 +                        TOTAL- $10.50 +

Slide 7

CCFL vs. LED

CCFL                            LED
 .  Pro                          .  Pro
   -  Good light distribution      -  Point source light
   -  High brightness              -  Low Voltage
   -  Long Life                    -  Simple to drive
   -  Mature technology            -  Rugged
                                   -  Theoretically efficient
 .  Cons                         .  Cons
   -  High Voltage                 -  Power efficiency
   -  Complex Drive                -  Point source light
   -  Fragile                      -  Lifetime
   -  High drive cost              -  White @ 4.0V (Li-Ion=3.6V)
   -  EMI                          -  Temperature sensitive
 Conclusion: CCFLs and LEDs still serve different markets with different needs for different applications at different price points

Slide 8

Advantages of Approach
 .    Inexpensive Silicon Substrate: Silicon starting substrates are less expensive than SiC or sapphire. They allow larger wafer diameters.
 .    Larger chips/Less defect densities: Our device technology is built on silicon, we can make larger chips with less defects
 .    Eliminates Epoxy Issues: Eliminates epoxy packaging with a hermetic wafer scale LED
 .    Improved Thermal Resistance: Thermal resistance in the MMSM is near zero
     (Handles 10 watts of RF incident power today) enabling the ability to drive LEDs at much higher power.
 .    Better Parasitic resistance: Improved to under 0.2pF coupled together with
     Nitronex advanced EPI growth know-how can deliver LED VF 3.2Volts!

Slide 9

MSCC Approach
1    Optomite
     .    Current product- Time to market is fast
     .    Superior thermal efficiency- Addresses current need
          -  100C/Watt vs. 380C/W and 700C/W
     .    Improve epoxy degradation
     .    Chip agnostic- Initially using Cree MB
2    MMSM
     .    Ultimate device
     .    GaN on Si - 4"wafers gives economies of scale
     .    Eliminate epoxy degradation
     .    Flip chip, hermetic, lower Vf, thermal dissipation high
3    Integrated, PM3, and High Power

Slide 10

Highlight product, Optomite
 .    Chip agnostic- initially Cree MB
 .    Thermal efficiency 7x improvement over competition
 .    Quick market entry
 .    Blue product available 11/01
 .    White product available 1/02
     -  Working under NDA with key phosphor/epoxy suppliers
 .    Performance/Cost competitive


                                    Anti UV performance
                                        Epoxy resin

Transmittance                  100   xo
(%/1mmt/400nm)                            o
                                               o
                                90         x      o  o  o  o  o
                                             x
                                80                 x
                                                        x
                                70                              x

                                60

                                50
                                 ----------------------------------
                                    0   1000   2000    3000   4000
                                                    time(hrs)
[picture of three Optomites for Large Area LEDs]

Slide 11

Current Concerns with LEDs

Problem                                Root Cause                      Solution
-----------------------          -----------------------        ----------------------
Epoxy discolor                   UV degradation                 Glass instead of epoxy
Wire bond lift                   Power cycling                  Eliminate wire bond
High thermal resist              Device structure               Flip chip
Electrostatic Discharge          Small junction                 Increase junction size
Color consistency                Poor Epi quality               SIGANtic
Cost                             Poor Yields                    Silicon
Forward Voltage                  Device structure               New device structure
Color chromaticity               Blue LED w/ YAG phosphor       RGB phosphor

Slide 12

Highlight product, MMSM
THE Ultimate Device!
1.  GaN on Si - Economies of scale
2.  Flip chip- Thermal dissipation
3.  Hermetic package- reliable
4.  Chip scale packaging
5.  Eliminate epoxy degrade
6.  Eliminate wire bond issue
7.  Forward voltage reduction
8.  UV with RGB produces high quality color capability
[picture of discrete components]
Slide 13

Future: Powermite 3, and...
 .   Powermite 3 package potential to be the ideal for high power, thermal efficient package for luminescence
 .   Integrated drivers on our GaN on Si LEDs
 .   New packaging for new high power, large chips for lighting applications........

[graphic of die]  Tab, Die, Lead Frame, Wire, Lead, Lead
Notes:  Die sizes
         Max = .110 Square
         Min = .035 Square
[picture of discrete component]

[picture of light bulb]

[graphic of Traditional 5mm Package] Cathode, Reflector, LED, Gold Wire, Epoxy
                                     Dome, Anode
[graphic of Luxeon Package] Aluminum or Copper Slug, Opto-coupling Silicon Gel,
                            Plasti, LED Chip, Body, Cathode

Slide 14

What Is An LED?
 .  Voltage applied across device allows electrons to move across the junction between the n and p regions.
 .  Once in the p region the electrons are immediately attracted to the positive charges due to the mutual Coulomb forces.
 .  When an electron moves sufficiently close to a positive charge in the p region, the two charges "re-combine".
 .  Recombination converts potential energy to Quantum electromagnetic energy
   (Photon) with a specific frequency.
[graphic of LED Semiconductor Chip]   Semiconductor, Lens, Leads
[graphic of p and n regions]  p, n, junction


Slide 15

How To Drive An LED

 . Drive Voltage Must Exceed Or Equal LED V\\F\\ (Forward Voltage) . Drive Currents (IAVG) Must Not Exceed Rating
 .  LEDs Require a Current Source (What does that mean?)
 .  Blue/White LEDs Have A VF = 4.0V
[schematic] Rc, V greater than or equal to VF, 1LED = V - VF Rc


Slide 16

Parallel Drive

 .  Fixed Output Voltage
   (Excess Power Dissipated in RLim)

RLim - VOut - VF
       ---------
        1F(MAX)
[schematic] Lilon, Boost Converter, RLim, RLim, RLim, RLim

 .  Adjustable Output Voltage
RLim =   VREF
       -------
       1F(MAX)
[schematic] Lilon, Boost Converter, VREF, RLim, RLim, RLim, RLim

* more than and equal to

Slide 17

Series Drive

 .  Adjustable Output Voltage

RLim =    VREF
        ---------
         1F(MAX)
[schematic] Lilon, Boost Converter, VREF, RLim

Slide 18

Inductor Based Boost Converter

 .  Uses Faraday Principle To Boost Output Voltage
 .  Advantages
   -  Capable of Large Output Voltages
   -  Efficient Conversion
 .  Disadvantages
   -  Component Count
   -  EMI/RFI
   -  Cost
[schematic]  Battery, Inductor Based Boost, In, FB, GND

Slide 19

Charge Pump/Voltage Doubler

 .  Uses A Capacitor To Transfer Charge
 .  Advantages
   -  Simple Implementation
   -  Cheap
   -  Few Components
 .  Disadvantages
   -  Can Have Poor Efficiency
[schematic] Battery, Charge Pump, VREF, RLoad

Slide 20

Current Sink/Regulator
 .  Adjusts Resistance To Maintain Set Current
 .  Advantages
   - Simple Implementation
   - Cheap
   - Few Components
 .  Disadvantages
   - Must have voltage supply already available.
[schematic] VLed, Current Sink, 5V


Slide 21

Parallel Drive Drawbacks

 .  Current/Light Matching Variation
   - Currently white LEDs have a typical forward voltage (VF) of 3.6V and a maximum VF of 4.0V. Low temperature operation can further raise the maximum VF to 4.2V. Drive current variations also affect VF.
   - LEDs have a linear relationship of current vs. light intensity. Given VF variation, light intensity variations of over 40% may be experienced in a given application.
 .  Efficiency Degradation
   - Since a current limiting resistor is required for LED drive circuits, then a power loss is experienced across this resistor on the order of 31mW for series drive and 125mW for parallel drive. Series configuration offers a 25% improvement in the efficiency calculation.

Slide 22

Series Drive Drawbacks
Inductor Boost
 .  Cost
 .  Switching Noise
 .  More Complex Design
 .  Output Voltage Clamp Recommended
   - If the load is disconnected for any reason, then the FB pin is rounded causing the output voltage to climb until components fail.

Slide 23

Introducing LX1992
[schematic] On/Off, IN, SHDN, LX 1992, ADJ, GND, CS, RCS 4k Ohms, FB, SRC, DRV, L1, 47 uH 1206 Case Size, C1 4.7 uF, R Set 15 Ohms


Vbat = 1.6V to 6.0 V
Vf = 3.6V typ.
1Led = 20mA to OmA

Slide 24

Introducing LX1990
[schematic] VIN = 5V, VDD, ENA, LX 1990, ISET, VSS, IS1, IS2, 10k

Slide 25

Soon To Come...

[schematic of White LED Driver] VIN = 1.8V TO 4.4V, 6, Charge Pump, 7, 5, 8,
                                550kHz OSC, thermal Shutdown, 1.25V REF,- LDO +, 1, 3, LEDn + 1, Vout = 3.6V

[schematic of DM/DU Package (Top View)] Vout, 1, SHDN, 2, FB, 3, GND, 4, C+, 5,
                                        Vin, 6, C-, 7, CPO, 8

Slide 26

Soon To Come...
[schematic of LX199x] VDD, IS6, IS5, IS4, IS3, IS2, IS1, VSS, ISET, 10k, ENA Vin = 5V

Slide 27

Soon To Come...
[schematic of LX199x] On/OFf, SHDN, IN, SW, OUT, FB, CS, GND, ADJ, 47mH 1206
                      Case Size, L1 C1 4.7uF, R3 15Ohms, Rcs 1kOhms
V Bat = 1.6V to 6.0v

Slide 28

Product Roadmap
                                           Oct   Nov    Dec   Jan    Feb    Mar    Apr   May   Jun    Jul   Aug   Sep    Oct
                                           01    01     01     02     02    02      02    02    02     02    02    02     02
                                          ------------------------------------------------------------------------------------
Optomite                     Color
-------------------------    ----
PBLED-470-HB,                Blue    **Development- Samples     -                    Production                            -
 UB, MB                                           /\Data Sheets
UPWLED-470-HB,               White           - Development         - Samples -              Production                     -
 UB, MB                                                 /\Data Sheets
UPWLED-405-MB                White                  Development              -   Samples   -         Production            -
                                                             /\Data Sheets
MMSM
--------------------------------
MBLED-470-1                  Blue    **Development- Samples     -                    Production                            -
                                                  /\Data Sheets
MBLED-470-1                  White            - Development -             Samples    -      Production                     -
                                                        /\Data Sheets
MMWLED-405-1                 White              **  Development -                Samples   -         Production            -
                                                             /\Data Sheets
Powermite3
--------------------------------
UP3WLED-405-MB               White                - Development             -  Samples                   Production        -
                                                                 /\Data Sheets
MMWLED-405-1                 White                          - Development            -     Samples           Production    -
                                                                         /\ Data Sheets
Integrated/Packaged
--------------------------------
LX19xxxx                     Blue                               - Development                         - Samples Production -
                                                                                         /\Data Sheets
MMWLED-405-PM                White                          - Development                                     - Samples    -
                                                                                                       /\ Data Sheets